FULLER, TUBB, POMEROY & STOKES
                           A PROFESSIONAL CORPORATION
                                ATTORNEYS AT LAW
                      201 ROBERT S. KERR AVENUE, SUITE 1000
                            OKLAHOMA CITY, OK 73102
G.  M.  FULLER  (1920-1999)                              TELEPHONE  405-235-2575
JERRY  TUBB                                              FACSIMILE  405-232-8384
DAVID  POMEROY
TERRY  STOKES
   -----

OF  COUNSEL:
MICHAEL  A.  BICKFORD
THOMAS  J.  KENAN
ROLAND  TAGUE
BRADLEY  D.  AVEY

                                November 4, 2003



Securities  and  Exchange  Commission
Division  of  Corporation  Finance
450  Fifth  Street,  N.W.
Washington,  DC   20549

               Re:     Consortium  Service  Management  Group,  Inc.
                       Schedule  14A  Proxy  Statement
                       File  No.  0-27359

Gentlemen:

Filed  herewith  is  the  Proxy  Statement,  Form  of Proxy and Notice of Annual
Meeting of the Stockholders, to be held on December 16, 2003. The proxy material will be mailed to the Stockholders on or about November 5, 2003.

Preliminary proxy material was not filed because the only matters to be acted upon are the election of directors, the ratification of accountants and the approval of a stock option plan.

                                   Sincerely,


                                   /s/  Thomas  J.  Kenan

                                   Thomas  J.  Kenan
                                   e-mail:  kenan@ftpslaw.com

cc:  Donald  S.  Robbins,  CEO
     Gordon  W.  Allison,  CFO

                    CONSORTIUM SERVICE MANAGEMENT GROUP, INC.


Donald S. Robbins,                                      Gordon W. Allison,
President and CEO                                       Executive Vice President
701 North Tower                                         12205 Maple Ridge Road
500 North Shoreline                                     Oklahoma City, OK 73120
Corpus Christi, TX 78471                                (405) 748-7424
(361)  887-7546


                                November 3, 2003

To:  The  Shareholders

Re:  Annual  report;  notice  and  call  of  the  annual meeting of shareholders

Dear  Shareholders:

We enclose materials related to our annual meeting of shareholders that is to be held December 16 in Corpus Christi, Texas. Among the materials are a Form 10-KSB we filed with the Securities and Exchange Commission with regard to our activities during the fiscal year that ended December 31, 2002 and a Form 10-QSB we filed with regard to our activities during the first two quarters of 2003.

We provide the Form 10-KSB as our annual report to you, and we provide the Form 10-QSB by way of bringing you up to date on our activities this year. We have issued several press releases this year on corporate developments and have mailed most of them to all shareholders. I hope you have read them.

Last year was a year of intense preparation for what we believed would be a banner year in 2003. While important and significant developments have occurred this year - particularly with regard to our patented human-tissue-bonding technology, for reasons not of our doing we have still not commenced to receive income from our CO2 separation plant we installed at a landfill in Alabama. I will report on the Alabama situation at the annual meeting. But as it stands today, 2004 rather than 2003 will have to be the banner year. And, there are reasons to believe it will be.

I  hope  you  each  will  come  to  the  annual  meeting.

Sincerely,

/s/  Donald  S.  Robbins

Donald  S.  Robbins

                                                                 DEFINITIVE COPY


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[ ]     Preliminary  Information  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d))2))
[X]     Definitive  Information  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant  to  Section  240.14a-12


                    Consortium Service Management Group, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required
[ ]     Fee  computed  on  table below per Exchange Act Rules 14c-5(g) and 0-11

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:
        Common  Stock

(2)     Aggregate  number  of  securities  to  which  transaction  applies:
        7,712,810  shares

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filling fee is calculated and state how it was determined):

(4)     Proposed  maximum  aggregate  value  of  transaction:

(5)     Total  fee  paid:  $0

                    Consortium Service Management Group, Inc.
                   500 North Shoreline Drive, Suite 701 North
                            Corpus Christi, TX 78471

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 16, 2003

To  the  Stockholders  of  Consortium  Service  Management  Group,  Inc.:

     You are cordially invited to attend the Annual Meeting (the "Annual Meeting") of the Stockholders of Consortium Service Management Group, Inc., which will be held at OMNI Bayfront Tower, 930 Shoreline Boulevard, Corpus Christi, Texas 78401 at 1:00 p.m. central time, on December 16, 2003, to consider and act upon the following matters:

     (1) To elect eight directors of the Company to serve for the ensuing year or until their successors are duly elected and qualified,

     (2) To ratify the appointment of Gary Skibicki, C.P.A., as the Company's independent auditor for the 2003 year,

     (3)  To  approve  the  Company's  2003  Stock  Option  Plan,  and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only stockholders of record at the close of business on October 29, 2003 will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                By  order  of  the  Board  of  Directors,


                                /s/  Gordon  W.  Allison
                                -----------------------------------------
                                Gordon  W.  Allison,  Secretary

November  4,  2003
Corpus  Christi,  Texas

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON SHOULD THEY SO DESIRE.

                    Consortium Service Management Group, Inc.
                   500 North Shoreline Drive, Suite 701 North
                            Corpus Christi, TX 78471


                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 16, 2003

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Consortium Service Management Group, Inc., a Texas corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company and for any adjournment or adjournments thereof (the "Annual Meeting"), to be held at OMNI Bayfront Tower, 930 Shoreline Boulevard, Corpus Christi, Texas 78401 at 1:00 p.m. central time, on December 16, 2003, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed herewith, by means of which you may indicate your votes as to each of the proposals described in this Proxy Statement. All costs of this solicitation are to be borne by the Company.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of contrary instructions, shares represented by such Proxy will be voted FOR the election of the nominees for Directors as set forth herein, FOR the ratification of the appointment of the Company's independent auditor for the 2003 year and FOR approval of the Company's 2003 Stock Option Plan. Shares represented by Proxies which are marked "abstain" for Proposal 2 (Ratification of Appointment of Independent Auditor) and Proposal 3 (Approval of the Company's 2003 Stock Option Plan) on the proxy card will not be included in the vote totals, and therefore will have the effect of a negative vote. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

     The affirmative vote by holders of a plurality of the votes cast for the election of Directors at the Annual Meeting is required for the election of Directors. The vote of a majority of the Common Stock represented and voting on the question is required to ratify the appointment of Gary Skibicki, C.P.A. as the Company's independent auditor for the 2003 year, and such other matters as may properly be considered at the Annual Meeting.

     The Board of Directors anticipates that all of the nominees will be available for election and does not know of any other matters that may be brought before the Annual Meeting. If any other matter should come before the Annual Meeting or any of the nominees for Director is not available for election, your Proxies will have discretionary authority to vote in accordance with their best judgment on such matters unless the proxy card is marked to the contrary.

     A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its executive offices in Corpus Christi, Texas, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual
Meeting  and  expressing  a  desire  to  vote  his  or  her  shares  in  person.

     A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder, for any purpose germane to the Annual Meeting, at the executive offices of the Company, 500 North Shoreline Drive, Suite 701 North, Corpus Christi, Texas 78471, during ordinary business hours for ten days prior to the Annual Meeting. Such list will also be available during the Annual Meeting.

     At the close of business on October 29, 2003, 7,712,810 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting. Only stockholders of record at the close of business on October 29, 2003 are entitled to notice of, and to vote at the Annual Meeting.

     This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the Proxy, the 2002 Annual Report on Form 10-KSB to Stockholders, and the most recent Form 10-QSB are expected to be mailed to stockholders of record at the close of business on October 29, 2003, commencing on or about November 5, 2003.

PROPOSAL  1  -  ELECTION  OF  DIRECTORS

     The Company's Board of Directors currently consists of four persons. The Board has nominated these same four directors plus four other persons to serve as directors. Directors are elected to serve for one year, or until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the nominees listed to serve as Directors unless the shareholder indicates to the contrary on the proxy.

     Proxies which do not direct the Proxy holders to vote for a particular nominee or do not withhold authority in the matter of electing Directors will be voted FOR the election of such persons as Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.

     The Board of Directors believes that the nominees will be able to serve as Directors. However, in the event that a nominee or nominees should become unable or unwilling to serve as a Director or Directors, the Proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

     Set forth below is certain information of each Director and executive officer of the Company, including information regarding such person's business experience. The Company's executive officers serve at the discretion of the Board of Directors subject to any contracts of employment.

                                                                             Director's
                                                                 Director      Term
      Person                     Positions  and  Offices           Since      Expires
----------------------           -----------------------         --------    ----------
Esmeralda  G.  Robbins,  58      Chairman  of the Board            1992         2003
                                 of  Directors

Donald  S.  Robbins,  58         President,  Chief                 1992         2003
                                 Executive  Officer  and
                                 Director

Gordon  W.  Allison,  76         Executive  Vice  Presi-           1992         2003
                                 dent,  Chief  Financial
                                 Officer,  Secretary  and
                                 Director

James  Workman,  75               Director                         1998         2003

Robert  Jay  Machen,  71          Nominee                             -            -

Carl  Pojezny,  51                Nominee                             -            -

David  R.  Selby, 59              Nominee                             -            -

Conrad  Derdeyn,  69              Nominee                             -            -

     Esmeralda G. Robbins. From 1979 to 1993 Mrs. Robbins worked as Product Consultant and Salon Coordinator for Corpus Christi Beauty Supply, a family owned business that covered a 500-mile radius. Mrs. Robbins consulted boutiques, beauty, and barber salons providing the equipment and products necessary for them to start a new salon. Working with furniture manufacturers and product technicians she also coordinated large-scale seminars to introduce shop owners and their employees to new products and ideas to improve and update their services. Mrs. Robbins would also oversee the day-to-day operations of the business along with other family members. In 1993 the business was closed due to the declining health of elder family members. Mrs. Robbins is an original founder of Consortium Service Management Group and has been its Chairman of the Board since 1992. She has worked full time for the company since 1993. She is the spouse of Donald S. Robbins, president of the company.

     Donald S. Robbins, President and Chief Executive Officer. Mr. Robbins is a founder of our company and currently serves as President, Chief Executive Officer and Board Member. Mr. Robbins has been instrumental in developing relationships with the company's foreign and domestic partners and oversees the management of the company, as well as any new technology acquisitions, evaluation and investment. These acquisitions have included state of the art technologies, such as Live Soft Biological Tissue Bonding for humans and animals and CO2 separation technologies for landfill gas and anaerobic animal waste processing. Prior to founding our company, Mr. Robbins gained extensive experience in the financial services and insurance industries, where he held numerous licenses such as Registered Investment Advisor and Registered Principal. He was nationally recognized in the financial services industry and has lectured in public seminars as well as industry related symposiums. During his 22 years in the financial services industry, Mr. Robbins has received over 140 awards and honors including numerous "Man of the Year" awards from multinational financial service and insurance companies. Mr. Robbins is also President and CEO of Live Tissue Connect, Inc. and Chairman and CEO of Anaerobic Farm Waste, Inc., both of which are subsidiaries of our company. Mr. Robbins is on the Supervisory Council of United Engineering Company and serves as a foreign member of the International Association of Welding of the E. O. Paton Institute of Electric Welding National Academy of Sciences of Ukraine. He devotes all his time to the affairs of our company. Mr. Robbins is the spouse of Esmeralda G. Robbins, the chairman of our board of directors.

     Gordon W. Allison, Executive Vice President and Chief Financial Officer. Mr. Allison is a founder of our company and serves as its Executive Vice President, Chief Financial Officer and Board Member. Mr. Allison is responsible for the company's public regulatory issues and coordination, as well as U.S. operations when Mr. Robbins is out of the country. Mr. Allison also serves as President of Anaerobic Farm Waste, Inc., where he is responsible for the company's everyday operations. Mr. Allison has an exceptional track record, with over 35 years in the insurance services industry, of which 28 years were in executive management level positions for public companies. Mr. Allison is also Secretary Treasurer and CFO of Live Tissue Connect, Inc., a subsidiary of our company. Mr. Allison served as a bank director and served as a Trustee of Oklahoma City University for 21 years. He has received a number of industry and public service honors and awards. He devotes all his time to the affairs of our company.

     James Workman. An agriculture entrepreneur and expert, James Workman has spent his entire working life in agriculture projects. For 35 years he has operated and owned several thousand acres of farming. He retired in 1993 and sold his 26,000-acre farming operation in Mississippi specializing in soy beans, rice, cotton, corn and wheat. Prior to moving to Mississippi, James Workman had operated a 10,000-acre farm operation in Arkansas for a German company farming rice, cotton, corn and soy beans. He specialized in land clearing, land precision leveling, drainage and irrigation for the German company. Mr. Workman has worked part time with Consortium Service Management Group since January 1993.

     Robert Jay Machen. Mr. Machen, a graduate of Auburn University, is a civil engineer. After several years early experience in building dams and bridges, he was employed from 1964 to August 1997 by McDermott International, Inc., a New Orleans-based energy services company serving the energy and power industry. He held positions as vice president and general manager for fabrication of off-shore installations in the Gulf of Mexico, the British North Sea and the Western Hemisphere outside the U.S. He also held positions as Senior Vice President for Government Relations in Washington, D.C. and as the Senior Vice President and Chief Representative for corporate sales efforts in Russia, China, Taiwan and Hong Kong. From October 1997 to the present he has acted as a director and adviser to MODEC International of Houston, Texas, a leading provider of floating production and storage systems and platforms on legs to the offshore petroleum industry around the world.

     Carl Pojezny. Mr. Pojezny, a graduate of Oklahoma State University, has been self-employed since 1979 under the entity Carl Pojezny Enterprises specializing in commercial income-producing real property. His work involves the development, construction management, sales and leasing of commercial real estate. Since 1979 he has been and is the president of Eastmoor Industries,

Inc., the general partner of Eastmoor Shopping Center, Ltd. which owns a 52,000 square-foot shopping center in Moore, Oklahoma, Since 1983 he has been and is the president of Chickasha Shopping Center, Inc. and managing general partner of Grandview, Ltd., which owns a 73,000 square foot shopping center in Chickasha, Oklahoma, Since 1986 he has been and is the president of Property Asset Management, Inc., a H.U.D.-certified Oklahoma company for the management and marketing of commercial and residential real properties that become held by H.U.D. Since 1986 he has been and is the president of Instar Corporation, a successor to a reorganized Chapter 11 company, Pepco, Inc,. that owns multifamily and commercial real property once valued in excess of $130 million. Since 1984 Mr. Pojezny has been appointed and served as receiver in federal and state courts throughout Oklahoma in 39 separate cases involving all types of commercial real properties, single-family dwellings and undeveloped land.

     David R. Selby. Mr. Selby has degrees in economics from Oklahoma State University and a graduate degree in Health Administration from the University of Oklahoma. Since 1994 he has been employed as president of Selby and Associates in Oklahoma City, a health care systems consulting firm that provides management and technical consultations to Indian Tribal Organizations in the management and operation of health delivery systems for specific beneficiaries. From 1990 to 1993 he was employed in Oklahoma City as the director of the Oklahoma Regional Development Center of the Indian Health Services. From 1984 to 1990 he was employed in Oklahoma City as the Chief, Program Analysis and Statistics Branch for the Oklahoma Area Indian Health Services. Prior to 1984 he was employed in various capacities, primarily of a statistical, planning and evaluation nature, for the Oklahoma Area Indian Health Services in Oklahoma City and for the United States Public Health Service Regional Office in Kansas City, Missouri.

     Conrad Derdeyn. Mr. Derdeyn has degrees in civil engineering from the University of Texas at Austin. In addition to being employed from 1963 to 2002 by Caterpillar, Inc., and its affiliated companies, which are leading manufacturers of heavy earthmoving, mining, pipeline and construction equipment, he served from 1956 to 1994 in the Transportation Corps of the U.S. Army Reserves, retiring with the rank of colonel. His positions with Caterpillar and its affiliates were Manager, Special Projects (1963-1965); Construction Market engineer for mines, pipelines and dams (1965-1969); Supervisor, Heavy Construction (1969-1970); Manager of Pipeline Market Sales, Finning Tractor, Vancouver, B.C. (1970-1972); Marketing Engineer, Peoria, Illinois (1972-1973); Area Director, Caterpillar Overseas, Madrid, Spain (1973-1975); Sales Manager, Caterpillar Brazil, San Paulo Brazil (1975-1979); Manager of CONEXDO 1981, a worldwide construction industry exposition held every six years (1980-1981); Manager, Caterpillar, Inc.'s Southwest Division (1981-1983); District Manager, Caterpillar, Inc.'s Gulf Coast Area (1982-1999); and Manager, Caterpillar, Inc.'s Pipeline Division (1998-2002).

MEETINGS  OF  THE  BOARD

     The Board of Directors held fourteen meetings during 2002, not including actions taken by unanimous written consent of Directors in lieu of a meeting. All Directors nominated for election attended these Board meetings in 2002. The Company does not currently have an audit committee; however, it plans to create one when it increases its number of independent Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL 1.

PROPOSAL  2  -  RATIFICATION  OF  APPOINTMENT  OF  INDEPENDENT  AUDITOR

     The Board of Directors has appointed Gary Skibicki, C.P.A. as the Company's independent public accountant to continue as the Company's auditor and to audit the books of account and other records of the Company for the 2003 year. Gary Skibicki, C.P.A. has audited the Company's financial statements since 1997. Mr. Skibicki has no financial interests in the Company, either direct or indirect.

     Representatives of Gary Skibicki, C.P.A. are not expected to be available at the Annual Meeting; however, he may be reached to respond to appropriate questions. Interested stockholders should contact the Company's CFO for instructions on how to contact the Company's auditor. The auditor has been given the opportunity to make a statement at the Annual Meeting if he desires to do so. If the stockholders do not ratify the appointment of Mr. Skibicki, the Board of Directors will consider the appointment of another firm.

                         PRINCIPAL ACCOUNTING FIRM FEES

          Audit  Fees  &  Quarterly  Review  Fees            $18,900
          All  Other  Fees                                   None

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL 2.

PROPOSAL  3  -  APPROVAL  OF  OUR  2003  STOCK  OPTION  PLAN

     The shareholders will be asked at the Annual Meeting to approve our 2003 Stock Option Plan, which was adopted by the board of directors on May 8, 2003. The material features of the Plan are as follows:

     Term  of  Plan.  Ten  years  -  until  May  8,  2013.
     --------------

     Shares  subject  to  the  Plan.  1,000,000  shares  of  Common  Stock.
     ------------------------------

     Two  types  of  options.  (1)  Incentive  stock  options,  as defined under
     -----------------------
Section  422  of  the  Internal  Revenue  Code.  (2) Nonqualified stock options.

     Persons  eligible to receive incentive stock options.  Employees, including
     ----------------------------------------------------
officers and directors, employed by our company or any "parent corporation" of our company or any subsidiary company of our company. Payment of a director's fee does not constitute "employment" by the company.

     Persons  eligible  to  receive  nonqualified  stock  options.  Employees,
     ------------------------------------------------------------
consultants  and  directors.

     Term  of the options.  Incentive and nonqualified stock options - up to but
     --------------------
not to exceed ten years. However, should the grantee of an incentive stock option own more than ten percent of the company's voting stock when the option is granted, the term of the incentive stock option cannot exceed five years.

     Exercise  price of the options.  For incentive stock options, not less than
     ------------------------------
100 percent of the fair market value of the common stock on the date of grant of the option. However, should the grantee own more than ten percent of the voting stock of the company, the exercise price cannot be less than 110 percent of the fair market value of the common stock on the date of the grant of the option. For nonqualified options, the exercise price can be any price set by the directors or its stock option committee. We are advised by tax counsel that an exercise price set at less than 30 percent of the fair market value of the common stock on the date of the grant might well be successfully challenged by the Internal Revenue Service as the receipt by the grantee of immediate compensation, taxable to the grantee at ordinary rates, and as the payment by the company of compensation, deductible from income.

     Income  tax  effects of incentive stock options.  With one exception, there
     -----------------------------------------------
are  no   federal  income  tax  effects,  to  the company or the grantees of the options-

     -  at  the  time  the  options  are  granted,  or

     -  at  the  time  the  options  are  exercised.

A grantee's tax basis in the option is the exercise price. When the shares purchased through exercise of the options are later sold, the grantee recognizes short-term or long-term capital gains or losses. The one exception is where the fair market value of shares obtained through exercise of incentive stock options exceeds $100,000 in any year; the excess fair market value over $100,000 is treated as a nonqualified stock option for federal income tax purposes.

     Income  tax  effects  of  nonqualified stock options.  There are no federal
     ----------------------------------------------------
income tax effects, to the company or the grantee of a nonqualified stock option, at the time the options are granted unless the exercise price is so substantially below the fair market value of the common stock on the date of the grant that the payment and receipt of compensation income is to be inferred. As stated earlier, tax counsel advises us that exercise prices below 30 percent of this fair market value may well be successfully so challenged by the Internal Revenue Service. At the time of the exercise of a nonqualified stock option, the grantee realizes ordinary compensation income equal to the difference between the fair market value of the stock acquired and the option price paid for the stock. And the company, to the same dollar extent, must recognize on its books the payment of compensation to the grantee. The grantee's tax basis in the stock becomes the fair market value of the stock on the date the stock is purchased. When the stock is later sold, the grantee recognizes short-term or long-term capital gain or loss equal to the difference between the proceeds of the sale and the grantee's tax basis in the stock.

     Consideration  to  be  paid  for  shares  to  be issued upon exercise of an
     ---------------------------------------------------------------------------
option.  For  incentive  stock  options,  certified  or  cashier's  checks.  For
------
nonqualified stock options, in the discretion of the directors or the stock option committee -

     - check,

     - promissory  note,

     - other shares of our company's stock with a fair market value equal to the exercise price of the option,

     - retention by the company, from the shares as to which the option is exercised, of that number of shares whose fair market value equals the exercise price for the total number of shares as to which the option is exercised,

     - delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to our company the amount of sale or loan proceeds to pay the exercise price, or

     - any  other  method  of  payment  permitted  by  law.

     Termination  of  options.  The  stock  options  may  terminate prior to the
     ------------------------
expiration date for exercise of the options in certain situations. The following limitations on the exercise of options under the Plan apply to all incentive options and, except to the extent waived by the stock option committee or the directors, to nonqualified options:

     - Termination of employment or of an optionee's relationship as a consultant - the options must be exercised within 90 days.

     - Total and permanent disability resulting in termination of employment or status as a consultant - within twelve months from the date of termination.

     - Death of optionee - within twelve months from the date of death, the exercise of the options to be by the optionee's estate.

     Transferability  of  the  options.  The  options  may not be sold, pledged,
     ---------------------------------
assigned or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

     Persons  subject  today  to  the  Stock Option Plan. We have five full-time
     ---------------------------------------------------
employees - three in the U.S. and two in Ukraine. We have four directors, two of whom are employees. We have four consultants. As of October 29, 2003 the directors have granted options to the persons designated below. Should the 2003 Stock Option Plan not be approved by the shareholders, all options granted will be void.

                                New Plan Benefits
                             2003 Stock Option Plan
                             ----------------------

                                                                            10-29-03
                                                                            Market  Value
                                     No. of Shares                          of  Shares
                                     Underlying     Exercise   Expiration   Underlying
Name  and  Position                  the  Options   Prices     Dates        the Options
-------------------                  -------------  --------   ----------   -------------
Donald S. Robbins, CEO and Director     225,000     $0.605     05-08-08     $128,250
Gordon W. Allison, CFO and Director     225,000     $0.605     05-08-08     $128,250
James  Workman,  Director                50,000     $0.55      05-08-13     $ 28,500
Ernest  Stern,  consultant               50,000     $0.55      05-08-13     $ 28,500
K.  Bruce  Jones,  consultant           100,000     $0.55      05-08-13     $ 57,000
Charles  Hanor,  consultant              50,000     $0.55      05-08-13     $ 28,500
Thomas  J.  Kenan,  consultant           50,000     $0.55      05-08-13     $ 28,500
Sherie  S.  Adams, consultant            15,000     $0.55      05-08-13     $  8,550
Herman  Hohauser,  consultant           100,000     $0.55      05-08-13     $ 57,000

     The federal income tax consequences of the issuance and exercise of the options to the recipients and to the company are described above under the headings "Income tax effects of incentive stock options" and "Income tax effects of nonqualified stock options."

                                                                            10-29-03
                                                                            Market  Value
                                     No. of Shares                          of  Shares
                                     Underlying     Exercise   Expiration   Underlying
Name  and  Position                  the  Options   Prices     Dates        the Options
-------------------                  -------------  --------   ----------   -------------
Executive officers as a group (2)       450,000     $0.605     05-08-08     $256,500
Directors  not  executive  officers
   as  a  group  (2)                     50,000     $0.55      05-08-13     $ 28,500
Nominees  for  election  as  a  new
   director  (4)                              0
Associates of any of the above (0)            0         -
All  employees  as  a  group,  less
   executive  officers  (3)                   0         -
Other  persons  who  received
   5  percent  of  the  awarded
   options  (5)                         365,000     $0.55      05-08-13     $208,050


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL 3.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The table below sets forth, as of October 29, 2003, the number of shares of Common Stock of the company beneficially owned by each officer and director of the company, individually and as a group, and by each person known to the company to be the beneficial owner of more than five percent of the Common Stock.

                                           Number  of
                                           Shares  of
     Name  and  Address                    Common  Stock(1)       Percent
     ------------------                    ----------------       -------
     Esmeralda  G.  Robbins(2)(3)              250,000             3.5
     701  CCNB  North  Tower
     500  North  Shoreline
     Corpus  Christi,  TX  78471

     Donald  S.  Robbins(3)(4)               1,476,250            20.5
     701  CCNB  North  Tower
     500  North  Shoreline
     Corpus  Christi,  TX  78471

     Gordon  W.  Allison(5)                  1,575,400            21.8
     12205  Maple  Ridge  Road
     Oklahoma  City,  Oklahoma  73120

     James  Workman                             70,000             1.0
     204  Country  Club  Parkway
     Maumelle,  AR  72113

     Officers  and  Directors                3,371,650            46.8
     as  a  group  (4  persons)
     --------------------------

(1) Except as otherwise noted in the footnotes to this table, the named person owns directly and exercises sole voting and investment power over the shares listed as beneficially owned by such persons, and includes any securities that such person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(2) These shares are held of record by the Esmeralda G. Robbins Family Limited Partnership.

(3)  Esmeralda  G.  Robbins  and  Donald  S.  Robbins  are  wife and husband.

(4) These shares are held of record by the Donald S. Robbins Family Limited Partnership.

(5) 341,600 of these shares are held of record by Electronic Data Service, Inc., an Oklahoma corporation, of which Mr. Allison is an officer, director and 100 percent beneficial shareholder.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     There have been no transactions during the past two years, or proposed transactions, to which our company was or is to be a party, in which any director, executive officer, nominee for election as a director, a holder of more than five percent of our voting stock or any member of their immediate family had or is to have a direct or indirect material interest.

SECTION  16(a)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons that own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and persons who own more than ten percent of the Company's equity securities are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of those reports received by it, or written representations from certain reporting persons that no other reports were required for those persons, the Company believes that during 2002 all filing requirements applicable to its officers, Directors, and greater than ten percent beneficial owners were complied with.

COMPENSATION  OF  OFFICERS  AND  DIRECTORS

     Set forth below is the aggregate compensation during fiscal years 2000, 2001 and 2002 of the chief executive officer of the company and each executive officer of the company that received compensation that exceeded $100,000.

                                  Annual Compensation                      Awards         Long Term Compensation
                      -----------------------------------------   ----------------------  ----------------------
                                                                              Securities
                                                                  Restricted  Underlying
                                                   Other Annual   Stock       Options/     LTIP     All  Other
Person                 Year      Salary     Bonus  Compensation   Awards      SARS         Payouts  Compensation
------                 ----      ------     -----  ------------   ----------  ----------   -------  ------------
Don Robbins, CEO       2002     $  69,514     0          0            0               0        0          0
Don Robbins, CEO       2001     $  99,678     0          0            0               0        0          0
Gordon Allison, VP     2001     $  48,500     0          0            0               0        0          0
Don Robbins, CEO       2000     $ 131,295     0          0            0         300,000        0          0
Gordon Allison, VP     2000     $  56,409     0          0            0         300,000        0          0

     Set forth below is information concerning each exercise of stock options during the last fiscal year by each of the named executive officers and the fiscal year-end values of unexercised options, provided on an aggregated basis:

                                                 No. of  Shares
                                                    Underlying      Value of Unexercised
                                               Unexercised Options     In-the-Money
                       Shares                        at  FY-End      Options at FY-End
                      Acquired     Value            Exercisable/       Exercisable/
      Name          or Exercised  Realized         Unexercisable       Unexercisable
      ----          ------------  --------     -------------------  ---------------------
Donald S. Robbins         0           0               725,000/0          $415,875/0
Gordon W. Allison         0           0               725,000/0          $415,875/0

     Directors of the company receive no compensation for their services as directors.

OTHER  MATTERS  TO  BE  PRESENTED  AT  ANNUAL  MEETING

     The Board of Directors is not aware of any business to be presented at the Annual Meeting except those matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matter not described in this Proxy Statement should properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The
Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone solicitation by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

DEADLINE  FOR  RECEIPT  OF  STOCKHOLDER  PROPOSALS  FOR  2004  ANNUAL  MEETING

     Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by the Company no later than June 30, 2004.

AVAILABLE  INFORMATION

     Copies of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to the Company or on the Securities and Exchange Commission's website at www.sec.gov.

                               By  order  of  the  Board  of  Directors,


                               /s/  Gordon  W.  Allison
                               -----------------------------------------
                               Gordon  W.  Allison,  Secretary

November  4,  2003
Corpus  Christi,  Texas

                                      PROXY
                    Consortium Service Management Group, Inc.
                    500 N. Shoreline Drive, Suite 701 North
                            Corpus Christi, TX 78471

PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONSORTIUM SERVICE MANAGEMENT GROUP, INC. EACH MATTER TO BE ACTED UPON IS PROPOSED BY THE COMPANY.

     The undersigned hereby appoints Donald Robbins and Gordon Allison, or any one of them, each with the power to appoint his substitute, as proxies, and hereby appoints and authorizes them to represent and vote as designated below, all the shares of Common Stock, held of record by the undersigned on October 29, 2003, at the Annual Meeting of Shareholders of Consortium Service Management Group, Inc. (the "Company") to be held at OMNI Bayfront Tower, 930 Shoreline Boulevard, Corpus Christi, Texas 78401 on Tuesday, December 16, 2003, at 1 P.M., Central Time, and at any adjournment thereof.

1. ELECT THE FOLLOWING 8 PERSONS TO SERVE AS DIRECTORS OF THE COMPANY FOR THE ENSUING YEAR OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED:
ESMERALDA G. ROBBINS, DONALD S. ROBBINS, GORDON W. ALLISON, JAMES WORKMAN, ROBERT JAY MACHEN, CARL POJEZNY, DAVID R. SELBY AND CONRAD DERDEYN

     [  ]     APPROVE          [  ]     DISAPPROVE          [  ]  ABSTAIN

2. RATIFY THE APPOINTMENT OF GARY SKIBICKI, C.P.A., AS THE COMPANY'S INDEPENDENT ACCOUNTANT AND AUDITOR FOR THE 2003 YEAR

     [  ]     APPROVE          [  ]     DISAPPROVE          [  ]  ABSTAIN

3.     APPROVE  THE  COMPANY'S  2003  STOCK  OPTION  PLAN

     [  ]     APPROVE          [  ]     DISAPPROVE          [  ]  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

     [  ]     APPROVE          [  ]     DISAPPROVE          [  ]  ABSTAIN

IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO APPROVE EACH OF THE PROPOSALS SET FORTH ABOVE.

     Please sign exactly as your name appears below. When shares are held as joint tenants, both should sign. When signing as attorney, as executor,

                                                                           Proxy
                                                               Page 1 of 2 Pages
administrator, trustee, or guardian, please give full titles as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign partnership name by authorized person. If a limited liability company, please sign name by authorized person.


DATE: ____________________, 2003
                                         _______________________________________
                                         Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


















                                                                           Proxy
                                                               Page 2 of 2 Pages